UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2018 (March 8, 2018)

EV Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33024	20-4745690
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01	Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On March 13, 2018, EV Energy Partners, L.P. (“EVEP”), EV Energy GP, LP, EV Management LLC, and certain of of EVEP’s wholly owned subsidiaries (such entities, each a “Debtor” and, collectively, the “Debtors”) entered into a Restructuring Support Agreement (the “RSA”) with (i) holders (collectively, the “Supporting Noteholders”) of approximately 70% of the 8.0% Senior Notes due 2019 (the “Senior Notes) issued pursuant to that certain Indenture, dated as of March 22, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among EVEP, EV Energy Finance Corp., each of the guarantors party thereto, and Delaware Trust Company, as indenture trustee (the “Notes Trustee”) that are signatories to the RSA; (ii) lenders (collectively, the “Supporting Lenders” and, together with the Supporting Noteholders, the “Supporting Parties”) under our reserve-based lending facility (the “RBL Facility”), by and among EVEP, EV Properties, L.P., JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), BNP Paribas and Wells Fargo, National Association, as co-syndication agents, the guarantors party thereto, and the lenders signatory thereto, constituting approximately 94% of the principal amount outstanding thereunder; (iii) EnerVest, Ltd. (“EnerVest”); and (iv) EnerVest Operating, L.L.C. (“EnerVest Operating” and, together with EnerVest, the “EnerVest Parties”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the RSA.

The RSA contemplates a restructuring (the “Restructuring”) of the Debtors pursuant to a joint pre-packaged plan of reorganization (the “Plan”) consistent in all material respects with the restructuring term sheet attached to the RSA and that the Debtors will file petitions for voluntary relief under chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on or before April 8, 2018. Neither of EnerVest nor EnerVest Operating is seeking Chapter 11 bankruptcy relief.

The RSA provides for certain milestones requiring, among other things, that the Debtors commence the solicitation of votes to accept or reject the Plan on or before March 16, 2018 and complete the Restructuring on or before June 22, 2018.

The RSA contains certain covenants on the part of each of the Debtors, the EnerVest Parties and the Supporting Parties, including limitations on the parties’ ability to pursue transactions other than the Restructuring, commitments by the Supporting Parties to vote in favor of the Plan, and commitments of the Debtors, the EnerVest Parties and the Supporting Parties to negotiate in good faith to finalize the documents and agreements governing the Restructuring. The RSA also provides for certain conditions to the obligations of the parties and for termination upon the occurrence of certain events, including without limitation, the failure to achieve certain milestones and certain breaches by the parties under the RSA.

A copy of the RSA is attached hereto as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein. The foregoing description of the RSA is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the RSA.

Proposed Pre-Packaged Chapter 11 Restructuring

Pursuant to the RSA, the Debtors will commence the solicitation of votes on the Plan no later than March 16, 2018, by causing the Plan and a related disclosure statement (the “Disclosure Statement”) to be distributed to certain creditors of the Debtors that are “accredited investors” (as defined in Regulation D of the Securities Act of 1933, as amended). The Plan, which remains subject to the Debtors’ commencement of chapter 11 cases, confirmation by the Bankruptcy Court, and other closing conditions, provides that, among other things, on the effective date of the Plan (the “Effective Date”), subject to the occurrence and completion of certain structuring steps:

•	the lenders under the RBL Facility that vote to accept the Plan will receive (a) pro rata loans under an amendment to the RBL Facility (the “Amended RBL Facility”), (b) cash in an amount equal to the accrued but unpaid interest payable to such lenders under the RBL Facility as of the Effective Date, and (c) unfunded commitments and letter of credit participation under the Amended RBL Facility equal to the unfunded commitments and letter of credit participation of such lender as of the Effective Date;

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•	lenders under the RBL Facility that vote to reject the Plan will receive (a) term loans under a new term loan facility and (b) cash in an amount equal to the accrued and unpaid interest payable to such lender under the RBL Facility as of the Effective Date;

•	the holders of the Senior Notes will receive 95% of the new common stock (subject to dilution) in the new, reorganized company, on a pro rata basis;

•	the holders of general unsecured claims, including customers, will be paid in full or will otherwise be unimpaired; and

•	the holders of the existing common interests in EVEP will receive 5% of the new common stock (subject to dilution) and five-year warrants for 8% of the new common stock (subject to dilution) in the new, reorganized company, on a pro rata basis, with an exercise price set at an equity value at which the holders of the Senior Notes would receive a recovery equal to par plus accrued and unpaid interest as of the Petition Date in respect of the Senior Notes (after taking into account value dilution on account of the three percent of the new common stock to be allocated to the participants in the management incentive plan on the Effective Date pursuant to a management incentive plan).

Omnibus Agreement Extension

On March 8, 2018, EVEP and EnerVest entered into an extension to the Omnibus Agreement dated September 29, 2006 between EnerVest, EV Management LLC, EV Energy GP, LP, EVEP and EV Properties, L.P. (the “Omnibus Agreement Extension”). The terms of the Omnibus Agreement Extension were approved by the Conflicts Committee of the Board of Directors of EV Management LLC, the general partner of the general partner of EVEP. Under the terms of the Omnibus Agreement Extension, a fee of $1,433,333.33 per month will be payable to EnerVest for the period from January 1, 2018 through December 31, 2018, subject to adjustment for any acquisitions or divestitures of oil and natural gas properties during such period.

A copy of this Omnibus Agreement Extension is attached hereto as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein. The foregoing description of the Omnibus Agreement Extension is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Omnibus Agreement Extension.

Item 7.01	Regulation FD Disclosure.

Press Release

On March 14, 2018, EVEP issued a press release announcing the signing of the RSA and the solicitation of votes relating to the Plan, as described in Item 1.01. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Disclosure Pursuant to Confidentiality Agreements

In September 2017, EVEP commenced discussions with advisors to certain holders of the Senior Notes regarding a potential restructuring transaction (a “Possible Restructuring”). In October 2017, EVEP executed confidentiality agreements (the “Confidentiality Agreements”) with such advisors. On November 22, 2017 EVEP executed Confidentiality Agreements with certain Supporting Noteholders to facilitate discussions concerning the Possible Restructuring and on March 2, 2018, EVEP executed Confidentiality Agreements with additional Supporting Noteholders.

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Pursuant to the Supporting Noteholders’ Confidentiality Agreements, EVEP agreed to publicly disclose certain information, including any material non-public information disclosed to the Supporting Noteholders (the “Cleansing Materials”), upon the occurrence of certain events set forth in the Supporting Noteholders’ Confidentiality Agreements. Copies of the Cleansing Materials, including (i) a management presentation provided to the Supporting Noteholders, and (ii) a management presentation provided to the Supporting Noteholders on the 2018 budget of the Company are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Form 8-K.

Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present EVEP’s financial condition or results of operations in accordance with accounting principles generally accepted in the United States. EVEP’s independent public accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections therein should not be regarded as an indication that EVEP or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither EVEP nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Disclosure Statement

As described above, the Disclosure Statement will be distributed to certain creditors of the Company on March 14, 2018. A copy of the Disclosure Statement is being furnished as Exhibit 99.4 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1. 99.2, 99.3 and 99.4 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. You should not assume that the information contained in this Current Report on Form 8-K or the accompanying Exhibits is accurate as of any date other than the date of each such document. Our business, financial condition, results of operations, prospects and the assumptions that were utilized may have changed since those dates.

Item 8.01	Other Events.

EVEP cautions that trading in EVEP’s securities during the pendency of the anticipated chapter 11 cases is highly speculative and poses substantial risks. Trading prices for EVEP’s securities may bear little or no relationship to the actual recovery, if any, by holders of EVEP’s securities in the anticipated chapter 11 cases.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that EVEP expects, believes or anticipates will or may occur in the future are forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report, in our most recent Annual Report on Form 10-K for the year ended December 31, 2016, and in each of our Quarterly Reports on Form 10-Q filed during 2017, as well as in other reports filed from time to time by EVEP with the Securities and Exchange Commission, most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward-looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

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Any forward-looking statement speaks only as of the date on which such statement is made and EVEP undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

These forward-looking statements relate, in part, to (i) EVEP’s ability to obtain approval by the Bankruptcy Court of the Plan or any other plan of reorganization, including the treatment of the claims of EVEP’s lenders and trade creditors, among others; (ii) EVEP’s ability to obtain approval with respect to motions in the chapter 11 cases and the Bankruptcy Court’s rulings in the chapter 11 cases and the outcome of the chapter 11 cases in general; (iii) the length of time the Debtors will operate under the chapter 11 cases; (iv) risks associated with third-party motions in the chapter 11 cases, which may interfere with the Debtors’ ability to develop and consummate the Plan or other plan of reorganization; (v) the potential adverse effects of the chapter 11 cases on the Debtors’ liquidity, results of operations or business prospects; (vi) the ability to execute EVEP’s business and restructuring plan; (vii) increased legal and advisor costs related to the chapter 11 cases and other litigation and the inherent risks involved in a bankruptcy process; and (viii) other factors disclosed by EVEP from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in EVEP’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Restructuring Support Agreement, dated as of March 13, 2018, among the Debtors, the Supporting Parties and the EnerVest Parties.
10.2	Omnibus Agreement Extension, dated March 8, 2018, by and between EnerVest, Ltd. and EV Energy GP, L.P.
99.1	Press Release dated March 14, 2018.
99.2	Management Presentation of EVEP to Supporting Noteholders.
99.3	Management Presentation of EVEP to Supporting Noteholders on 2018 Budget.
99.4	Disclosure Statement for Debtors’ Joint Pre-Packaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2018	EV Energy Partners, L.P.

	By:	/s/ Nicholas Bobrowski
	Name:	Nicholas Bobrowski
	Title:	Chief Financial Officer of EV Management LLC,
General partner of EV Energy, GP, L.P.,
General partner of EV Energy Partners, L.P.